Filed Pursuant to Rule 497(a)

File No. 333-204933

Rule 482ad

TRIPLEPOINT VENTURE GROWTH BDC CORP. PRICES

PUBLIC OFFERING OF NOTES

MENLO PARK, Calif., July 30, 2015 — TriplePoint Venture Growth BDC Corp. (NYSE: TPVG) (the “Company”) announced today the pricing of its public offering of $50.0 million in aggregate principal amount of its 6.75% notes due 2020 (the “Notes”). The Notes will mature on July 15, 2020, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after July 15, 2017. The Notes will bear interest at a rate of 6.75% per year payable quarterly on January 15, April 15, July 15 and October 15, of each year, beginning October 15, 2015. The Company has also granted the underwriters a 30-day option to purchase up to an additional $7.5 million in aggregate principal amount of Notes to cover over-allotments, if any.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about August 4, 2015. The Company intends to apply to list the Notes on the New York Stock Exchange under the trading symbol “TPVZ,” and if the application is approved, expects trading in the Notes to begin within 30 days from the original issue date.

Keefe, Bruyette & Woods, A Stifel Company, and Deutsche Bank Securities Inc. are acting as joint book-running managers, and BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC and Oppenheimer & Co. Inc are acting as co-lead managers for the offering.

The Company intends to use all of the net proceeds from this offering to temporarily repay a portion of the Company’s outstanding borrowings under its $200 million revolving credit facility, the “Credit Facility,” and, through re-borrowings under the Credit Facility, make new investments in accordance with the Company’s investment objective and strategies and for general working capital purposes.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The offering is being made pursuant to the Company’s existing shelf registration statement on Form N-2, previously filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). The preliminary prospectus supplement dated July 29, 2015 and the accompanying prospectus dated July 16, 2015, which have been filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus, and this press release is not complete and may be changed. This press release is not an offer to sell any securities of the Company and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained, when available, from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019

(telephone number 1-800-966-1559); or Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, or by emailing prospectus.cpdg@db.com (telephone number 1-800-503-4611).

About TriplePoint Venture Growth BDC Corp.

The Company is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. It was formed to expand the venture growth stage business segment of its sponsor, TriplePoint Capital LLC (“TriplePoint Capital”). The Company is the primary vehicle through which TriplePoint Capital focuses its venture growth stage business.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition, including statements with regard to the Company’s anticipated use of the net proceeds of the offering. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including those described from time to time in the Company’s filings with the Securities and Exchange Commission, including the final prospectus that will be filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein, unless required to do so by law. All forward-looking statements speak only as of the time of this press release.

Contact:

Abernathy MacGregor

Alan Oshiki, 212-371-5999

aho@abmac.com

Trevor Martin, 415-926-7961

trm@abmac.com